Goodwill, Intangible Assets and Acquisitions	12 Months Ended
Dec. 31, 2023
Goodwill, Intangible Assets and Acquisitions
Goodwill, Intangible Assets and Acquisitions

6. Goodwill, Intangible Assets and Acquisitions

In the second quarter of 2021, the Group acquired another 51.2% equity interest of an investee operating a leading mobile photo and video application in China, Wuta application, in which the Group previously held 34.8% equity interest, with a cash consideration of US$39.5 million. The Group obtained the control and held 86% equity interest in the investee upon completion of the transaction on May 1, 2021. A third-party valuation firm was engaged by the Group to help the management determine the fair value of assets and liabilities obtained from the transaction. The identifiable intangible assets acquired on the acquisition date included user base, domain names and operating system of US$16.5 million with estimated lives ranging from three to ten years. The intangible assets were measured at fair value upon acquisition primarily using the royalty savings method, multi-periods excess earning model and cost approach. Key assumptions and estimates used in determining the fair value of these intangible assets include cash flow forecasts, the revenue growth rates, the discount rates, the customer attrition rate and replacements costs.

The consideration of the acquisition of the company operating Wuta application was allocated based on the fair value of the assets acquired and the liabilities assumed as follows:

As of May 1, 2021
(In US$ thousands)
Consideration	$39,540
Fair value of previously held equity interest	26,875
Non-controlling interest	10,811
Total	$77,226

Cash and short-term investments acquired	$5,786
Other assets acquired	6,801
Identifiable intangible assets acquired	16,495
Goodwill	51,034
Liabilities assumed	(2,890)
Total	$77,226

In April 2022 and July 2023, the Group acquired the remaining 14% equity interest of the company operating Wuta application through two installments of total cash payment of US$10.3 million. The Group owns 100% equity interest of the company operating Wuta application after the transaction.

In August 2021, the Group acquired an E-sports team and the related assets. A third-party valuation firm was engaged by the Group to help the management determine the fair value of assets and liabilities obtained from the transaction. The identifiable intangible assets acquired on acquisition date included game related assets of US$19.3 million with estimated lives of ten years. The intangible assets were measured at fair value upon acquisition primarily using royalty savings method and multi-periods excess earning method. Key assumptions and estimates used in determining the fair value of these intangible assets include discount rates, terminal growth rate and royalty rate.

The consideration of the acquisition of the E-sports team and the related assets was allocated based on the fair value of the assets acquired and the liabilities assumed as follows:

As of August 1, 2021
(In US$ thousands)
Consideration	$30,953

Identifiable intangible assets acquired	$19,274
Goodwill	14,745
Liabilities assumed	(3,066)
Total	$30,953

6. Goodwill, Intangible Assets and Acquisitions (Continued)

On December 23, 2022, Weibo Hong Kong Limited, the Company’s wholly owned subsidiary, entered into certain agreement for the sale and purchase of 100% of the equity interest of Sina.com Technology (China) Co., Ltd., with SINA Hong Kong Limited, a wholly owned subsidiary of SINA, pursuant to which Weibo Hong Kong Limited agrees to purchase all equity interests in Sina.com Technology (China) Co., Ltd., a wholly-owned subsidiary of SINA Hong Kong Limited and the owner of SINA Plaza in Beijing, China, for an aggregate consideration of approximately US$218.4 million (RMB1.5 billion). The acquisition date was December 31, 2022 and the Group settled the payment for the consideration in the first quarter of 2023.

The Group involved a third-party appraiser to assess the fair value of assets acquired and liabilities assumed from the transaction. As more than 90% of the fair value of the gross assets acquired by the Group is concentrated in the office building, SINA Plaza, and the land-use right related to the building, the acquisition is considered an asset acquisition. Furthermore, as the Group and SINA Hong Kong Limited are under the common control of SINA, the transaction is considered an asset acquisition under common control. According to ASC 805-50, for a transfer of assets between entities under common control, the acquirer entity shall initially measure the assets and liabilities transferred at their carrying values in the accounts of the transferring entity. Therefore, the carrying values of assets of US$340.5 million and liabilities of US$281.1 million of STC was recorded in the Group’s consolidated balance sheets, and the difference between consideration paid by the Group and net assets (carrying value) of STC of US$159.0 million was recognized in additional paid-in capital as a distribution on the acquisition date. The assets recognized in the consolidated balance sheets mainly included office building and related facilities of US$170.6 million and land use right (recorded in operating lease assets) of US$125.8 million.

In the fourth quarter of 2023, the Group acquired another 33.1% equity interest of an investee, Xi’an Yunrui Network Technology Co., Ltd. (“Yunrui”), operating an online interactive entertainment application “Werewolf”, in which the Group previously held 17.9% equity interest, with a cash consideration of US$30.4 million. The Group obtained the control and held 51% equity interest in the investee upon completion of the transaction on October 1, 2023. In accordance with ASC805-accounting for step-up acquisition, the 17.9% equity interest previously held by the Group was re-measured to fair value at the acquisition date and a re-measurement gain of US$3.9 million was recognized. The Group engaged a third-party valuation firm to help the management determine the fair value of assets and liabilities obtained from the transaction. The identifiable intangible assets acquired on the acquisition date mainly included trademark, software copyright and cooperation agreement with a famous third-party IT company of US$31.2 million with estimated lives ranging from five to ten years. The intangible assets were measured at fair value upon acquisition primarily using the royalty savings method, multi-periods excess earning model and cost approach. Key assumptions and estimates used in determining the fair value of these intangible assets include cash flow forecasts, the revenue growth rates, and the discount rates.

The consideration of the acquisition of Yunrui was allocated based on the fair value of the assets acquired and the liabilities assumed as follows:

As of October 1, 2023
(In US$ thousands)
Consideration	$30,443
Fair value of previously held equity interest	13,545
Non-controlling interest	37,043
Total	$81,031

Cash and short-term investments acquired	$4,864
Other assets acquired	1,483
Identifiable intangible assets acquired	31,205
Goodwill	48,669
Liabilities assumed	(5,190)
Total	$81,031

The acquisitions completed in 2021 and 2023 individually contributed immaterial amounts to revenues and net income for 2021 and 2023, respectively. Since they did not have a material impact on the Group’s consolidated financial statements, pro forma disclosures have not been presented. Apart from what have been disclosed above, there was no other acquisitions during the years ended December 31, 2021, 2022 and 2023, respectively.

6. Goodwill, Intangible Assets and Acquisitions (Continued)

The following sets forth the changes in the Group’s goodwill by reporting units:

	Advertising &	Value-added
	Marketing	services	Total

	(In US$ thousands)
Balance as of December 31, 2020	$30,899	$30,813	$61,712
Acquisition of the company operating Wuta application	51,034	—	51,034
Acquisition of an E-sports team	—	14,745	14,745
Currency translation adjustment	1,813	1,101	2,914
Balance as of December 31, 2021	83,746	46,659	130,405
Currency translation adjustment	(6,585)	(3,669)	(10,254)
Balance as of December 31, 2022	77,161	42,990	120,151
Acquisition of Yunrui	—	48,669	48,669
Currency translation adjustment	(2,331)	(53)	(2,384)
Balance as of December 31, 2023	$74,830	$91,606	$166,436

The Group performs at least annually a qualitative analysis on the goodwill arising from acquisitions taking into consideration the events and circumstances, including consideration of macroeconomic factors, industry and market conditions, share price of the Group, and overall financial performance, in addition to other entity-specific factors. For the years ended December 31, 2021 and 2022, no impairment indicator was noted by performing qualitative analysis, therefore, no provision was recorded. During the year ended December 31, 2023, a sustained decrease of the share price was noted by the Group and deemed as an impairment indicator of the goodwill. The Group performed quantitative analysis as of June 30, 2023 and December 31, 2023. A third-party valuation firm was engaged to help the management determine the fair value of the two reporting units by applying income approach. Significant assumptions in estimating the fair value of reporting units included revenue growth rates and discount rates. In order to assess the impact of changes in certain significant assumptions, which could materially affect the determination of the fair value of each reporting unit, the Group also performed a sensitivity analysis by decreasing the revenue growth rates and increasing the discount rates. The analysis still resulted in the fair value of each reporting unit exceeding the carrying value by a sufficient amount. Therefore, the Group concluded that there was no impairment of goodwill as of June 30, 2023 and December 31, 2023, respectively.

For the year ended December 31, 2022, the Group recognized an impairment charge of US$10.2 million for the intangible assets arising from certain acquisitions due to no more sustainable future revenues expected for the certain business.

The following table summarizes the Group’s intangible assets arising from acquisitions:

	As of December 31, 2022			As of December 31, 2023
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net

	(In US$ thousands)			(In US$ thousands)
Game related	$140,328	$(30,029)	$110,299	$136,155	$(43,406)	$92,749
Technology	2,808	(2,596)	212	10,596	(2,831)	7,765
Trademark and domain name	12,892	(4,280)	8,612	25,436	(5,765)	19,671
Others	13,045	(7,096)	5,949	23,898	(9,954)	13,944
Total	$169,073	$(44,001)	$125,072	$196,085	$(61,956)	$134,129

6. Goodwill, Intangible Assets and Acquisitions (Continued)

The amortization expense for the years ended December 31, 2021, 2022 and 2023 was US$22.2 million, US$21.5 million and US$19.3 million, respectively. As of December 31, 2023, estimated amortization expenses for future periods are expected as follows:

Year Ended December 31,	(In US$ thousands)
2024	$21,483
2025	17,980
2026	17,943
2027	17,660
2028	17,326
Thereafter	41,528
Total expected amortization expense *	$133,920
*	The table above excludes US$0.2 million of indefinite-lived intangible assets which was included in the category of others.